P. 1 Superior Reliability & Performance Coherent Confidential Do Not Copy, Reproduce or Distribute Exhibit A-1: FY16 VCP Bonus Criteria Bonus Weighting Threshold VCP 0% At Target VCP 100% At Maximum VCP 200% Comments Revenue – 1st half 25% $386.0M 0% $410.9M 25% $436.0M 50% Payout capped at 100% until pre-VCP EBITDA $ target is met Revenue – 2nd half 25% $409.0M 0% $435.7M 25% $462.0M 50% Payout capped at 100% until pre-VCP EBITDA $ target is met Pre-VCP EBITDA $ - 1st half 75% $69.0M 0% $84.1M 75% $99.3M 150% Pre-VCP EBITDA $ - 2nd half 75% $81.0M 0% $96.2M 75% $111.3M 150% For purposes of the VCP, “adjusted EBITDA” (or Pre-VCP EBITDA) is defined as operating income adjusted for VCP payouts, depreciation, amortization, stock compensation expense, major restructuring charges and certain non-operating income or expense items. Two performance metrics are measured and paid out independently: • Adjusted EBITDA$ weighted 75% • Revenue weighted 25% Semi-annual plan, bonus based on 1st half and 2nd half published results.